                                                                    EXHIBIT 23.9

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
PLD Asset Leasing Ltd.

    We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the registration statement.

                                          /s/ Moore Stephens

                                          Moore Stephens
                                          Chartered Accountants


Nicosia, Cyprus
September 24, 1999